Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of January 14, 2015 (this “Agreement”), to the Credit Agreement, dated as of September 30, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement), among CIM Commercial Trust Corporation (the “Borrower”), certain subsidiaries of the Borrower from time to time as guarantors, the lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and the Required Lenders propose to amend various provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendments to Credit Agreement.   Subject to all of the terms and conditions set forth in this Agreement:

1.1                               Deleted Definitions.  The definitions of “Tangible Net Worth” and “Net Equity Proceeds” appearing in Section 1.01 of the Credit Agreement are hereby deleted.

1.2                               New Definitions.  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to this Agreement, dated as of January   , 2015 among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning set forth in Section 2 of the First Amendment.

“Pari Passu Obligations” means Unsecured Debt (exclusive of the Obligations) of the Borrower or any Guarantor owing to a Person that is not a Company.

“Permitted Pari Passu Requirement” means a provision that is contained in documentation evidencing or governing Pari Passu Obligations and requires that such Pari Passu Obligations be secured on an “equal and ratable basis” to the extent that the Obligations are secured.

1.3                               New Section 3.01(j).  The following paragraph is hereby added to the Credit Agreement as Section 3.01(j) thereof:

(j)                                    “Grandfathered” Status.  For purposes of determining withholding Taxes imposed under FATCA from and after the First Amendment Effective

Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

1.4                               Section 7.09.   Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.09                        Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability (i) of any Subsidiary to make Restricted Payments to any Company or to otherwise transfer property to any Company, (ii) of any Obligor (other than the Borrower) to Guarantee the Indebtedness of the Borrower arising under any Loan Document or (iii) of any Company to create, incur, assume or suffer to exist Liens or Negative Pledges on any Unencumbered Property (other than Permitted Pari Passu Requirements).

1.5                               Section 7.11(e).   Section 7.11(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)                                  Intentionally Omitted

1.6                               Exhibit D.  Schedule 1 to Exhibit D to the Credit Agreement is hereby amended by deleting clause V. thereto in its entirety and substituting therefor “Intentionally Omitted.”

SECTION 2.   Conditions to Effectiveness.   This Agreement shall not become effective until the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders (such date being referred to herein as the “First Amendment Effective Date”).

SECTION 3.   Representations and Warranties.   Each of the Loan Parties reaffirms and restates the representations and warranties made by it in Sections 5.01, 5.02, 5.03 and 5.04 of the Credit Agreement, in each case, after giving effect to the amendments to the Credit Agreement contemplated hereby, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification.  Each of the Loan Parties additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders that:

(a)         it has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby and has taken or caused to be taken all

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necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b)         no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c)          this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and general equitable principles relating to enforceability (regardless of whether enforcement is sought at law or equity);

(d)         no Default or Event of Default has occurred and is continuing; and

(e)          the execution, delivery and performance of this Agreement will not (a) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Company is a party or affecting such Company or the properties of such Company or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

SECTION 4.   Affirmation of Guarantors.   Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5.   Costs and Expenses.   The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6.   Ratification.

(a)                                 The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties.  Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of

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any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.

(b)                                 This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7.   Modifications.   Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8.   References.   The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9.   Counterparts.   This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10.   Successors and Assigns.   The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11.   Severability.   If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12.   Governing Law.   THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13.   Headings.   Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[The remainder of this page left blank intentionally]

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CIM COMMERCIAL TRUST CORPORATION

By:	/s/ Jordan Dembo
	Name:	Jordan Dembo
	Title:	Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

CIM URBAN HOLDINGS, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES III, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES VIII, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND DOWNTOWN, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND 2353 WEBSTER, LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

CIM/OAKLAND 1333 BROADWAY, LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND 1901 HARRISON, LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND 1 KAISER PLAZA, LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/980 9TH STREET (SACRAMENTO), LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/11600 WILSHIRE (LOS ANGELES), LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

47 EAST 34TH STREET (NY), L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN PARTNERS, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND CENTER 21, LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES XIII, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND OFFICE PORTFOLIO, LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

CIM URBAN REIT PROPERTIES X, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES XI, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES VIII HOLDINGS, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES XII, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

9901 LA CIENEGA (LOS ANGELES) OWNER, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

4750 WILSHIRE BLVD. (LA) OWNER, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

URBAN PARTNERS GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

47 EAST 34TH STREET (NY) GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/11600 WILSHIRE (LOS ANGELES) GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND 1333 BROADWAY GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

CIM/OAKLAND 1901 HARRISON GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND OFFICE PROPERTIES GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT GP II, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

CIM URBAN REIT GP IV, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES VIII GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM/OAKLAND OFFICE PORTFOLIO GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT GP III, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM WILSHIRE (LOS ANGELES) MANAGER, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

CIM WILSHIRE (LOS ANGELES) INVESTOR, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES I, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT PROPERTIES II, L.P.

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM REIT LP NEWCO 1, LP

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

CIM/J STREET HOTEL SACRAMENTO GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT GP I, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM REIT NEWCO 1 GP, LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

CIM URBAN REIT HOLDINGS LLC

By:	/s/ Eric Rubenfeld
Name: Eric Rubenfeld
Title: Vice President & Secretary

[Signature Page to First Amendment to CIM Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dennis Kwan
Name: Dennis Kwan
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Dennis Kwan
Name: Dennis Kwan
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/ Mark A. Muller
Name: Mark A. Muller
Title: Authorized Officer

[Signature Page to First Amendment to CIM Credit Agreement]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Aaron Lanski
Name: Aaron Lanski
Title: Managing Director

[Signature Page to First Amendment to CIM Credit Agreement]

CAPITAL ONE, NA, as a Lender

By:	/s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason R. Weaver
Name: Jason R. Weaver
Title: SVP

[Signature Page to First Amendment to CIM Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenya Williams
Name: Kenya Williams
Title: Senior Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Mike Evans
Name: Mike Evans
Title: Senior Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, as a Lender

By:	/s/ Nai Saefong
Name: Nai Saefong
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin A. Stacker
Name: Kevin A. Stacker
Title: Senior Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christine Aharonian
Name: Christine Aharonian
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ Stephen Leshovsky
Name: Stephen Leshovsky
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender

By:	/s/ Matthew Rodgers
Name: Matthew Rodgers
Title: VP

[Signature Page to First Amendment to CIM Credit Agreement]

MUFG UNION BANK, N.A. , as a Lender

By:	/s/ Nancy Dal Bello
Name: Nancy Dal Bello
Title: Director

[Signature Page to First Amendment to CIM Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz Armstrong
Name: Ahaz Armstrong
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

DEUTSCHE BANK AG NEW YORK, as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

CITIBANK, N.A. , as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, as a Lender

By:	/s/ Bob Besser
Name: Bob Besser
Title: Senior Vice President

[Signature Page to First Amendment to CIM Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director Banking Product Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director Banking Product Services, US

[Signature Page to First Amendment to CIM Credit Agreement]